UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):
                                 MARCH 10, 2005

                         MAGELLAN HEALTH SERVICES, INC.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                        1-6639                 58-1076937
(State or Other Jurisdiction         (Commission File          (IRS Employer
      of Incorporation)                  Number)             Identification No.)


             16 MUNSON ROAD                                       06032
         FARMINGTON, CONNECTICUT
(Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (860) 507-1900


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 -- ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

           On March 10, 2005, the Compensation Committee of the Board of Directors of Magellan Health Services, Inc. (the "Company") granted options to purchase shares of its Ordinary Common Stock, $0.01 par value per share, of the Company (the "Ordinary Common Stock"), as well as restricted Ordinary Common Stock awards to certain members of management, including the Company's executive officers, pursuant to the Company's shareholder approved 2003 Management Incentive Plan (the "Plan"). The options granted permit the purchase of a total of 492,230 shares of Ordinary Common Stock, and are exercisable at a price of $34.57 per share, the fair market value of the shares on the date of grant based on the trading price. The options become exercisable in 25% increments on March 10, 2006, 2007, 2008 and 2009, and expire on March 10, 2015, subject to earlier exercise or termination as specified in the Plan and related option agreements and award notices. A total of 60,712 shares of restricted stock were granted to the Company's executive officers, with no payment required from the recipients of such shares. The shares of restricted stock vest in accordance with the same schedule and are subject to repurchase by the Company upon termination of employment to the extent not vested, as provided in the Plan and related restricted stock agreements and award notices. The vesting of the options and shares of restricted stock will accelerate upon a change in control of the Company, as defined in the pertinent award notices. In connection with the foregoing restricted stock and option grants, the pertinent executive officers entered into Restricted Stock Agreements and Stock Option Agreements, and related implementing award notices, with the Company, all of which are subject to the terms of the Plan. A copy of the Plan is filed as Exhibit 2.14 to the Company's current report on Form 8-K, filed with the Commission on January 6, 2004.

           The restricted share and option awards received by the executive officers of the Company on the terms described above are as follows: Steven J. Shulman, Chief Executive Officer--24,451 shares of restricted stock and options to purchase 198,250 shares of Ordinary Common Stock, Rene' Lerer, Chief Operating Officer--14,671 shares of restricted stock and options to purchase 118,950 shares of Ordinary Common Stock, Mark S. Demilio, Chief Financial Officer--9,780 shares of restricted stock and options to purchase 79,300 shares of Ordinary Common Stock, Daniel N. Gregoire--2,390 shares of restricted stock and options to purchase 19,380 shares of Ordinary Common Stock, Jeff D. Emerson--5,790 shares of restricted stock and options to purchase 46,950 shares of Ordinary Common Stock, Anthony M. Kotin--2,210 shares of restricted stock and options to purchase 17,890 shares of Ordinary Common Stock, and Jeffrey N. West--1,420 shares of restricted stock and options to purchase 11,510 shares of Ordinary Common Stock. In addition, the Committee approved the grant to Mr. Shulman under the Plan on March 14, 2005 of 14,267 shares of Ordinary Common Stock, free of any restrictions, as part of his bonus for 2004.

           In addition, at the time of entering into the Restricted Stock Agreements and Stock Option Agreements for the grants referred to above, the Company and its three senior executive officers (Messrs. Shulman,; Lerer, and Demilio,) entered into implementing award notices with regard to, collectively, a total of 251,258 shares of restricted Ordinary Common Stock and options for a


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
total of 2,891,022 shares of Ordinary Common Stock which had been awarded to them on January 5, 2004 (the effective date of the Company's Third Joint Amended Plan of Reorganization under chapter 11 of title 11 of the U.S. Bankruptcy Code) in accordance with the respective Employment Agreements with the Company they entered into on that date. The restricted stock and option awards reflected in such notices are subject to the same Restricted Stock Agreements and Stock Option Agreements entered into by such executives and the Company as referred to above. The terms of these Employment Agreements and restricted stock and option grants are described in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 filed with the U.S. Securities and Exchange Commission on March 30, 2004 and the employment agreements between the Company and each of Messrs. Shulman, Lerer and Demilio, were filed as Exhibits 2.11,
2.12 and 2.13 to the Company's Current Report on Form 8-K-A, filed with the Commission on January 7, 2004.

           Copies of the form of the Stock Option Agreement and related form of Notice of Stock Option Award and form of Restricted Stock Agreement and related form of Notice of Restricted Stock Award entered into by the Company with its executive officers with regard to the March 10, 2005 option and restricted stock grants described above are also filed herewith as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively. A copy of the three forms of Notice of Stock Option Awards and two forms of Notice of Restricted Stock Awards entered into by the Company with its senior executive officers with regard to their January 5, 2004 option and restricted stock awards referred to above are also filed herewith as Exhibits 10.5, 10.6, 10.7, 10.8 and 10.9.

           In addition, on March 10, 2005, the Compensation Committee approved the use of the Company's Supplemental Accumulation Plan ("SAP"), which the Board of Directors had established in 2000 for deferred compensation awards for executives of the Company but which had not been utilized in 2003, with respect to 2004 bonus compensation and included contributions to such plan as a portion of the 2004 bonuses it awarded five of the Company's executive officers. The SAP is a calendar year - based plan that is funded through a contribution by the Company calculated as a percentage of the participating executive's base salary determined by the Committee and is structured to provide an incentive for executives to remain with the Company. It may also be funded by executives through voluntary deferrals of base and/or incentive compensation. Annually, the Compensation Committee approves the fixed percentage contribution which may be made for participating executives. For calendar 2004, the Chief Executive Officer, Chief Operating Officer and Chief Financial Officer were each awarded a Company contribution to the SAP of 11 percent of their base salary and two other executive officers were awarded a Company contribution of 9 percent of their base salary. Both Company and voluntary contributions are paid to a trust and invested in one or more mutual funds selected by the respective executive officer. The amount contributed to the trust and any appreciation thereon is paid to the executive officer on a date at least two years from the date of funding, if such officer is still employed at that time, or two years following the date of termination from the Company, provided that the executive officer


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has complied with covenants not to compete with the Company during that time period and the termination was not "for cause". The terms of the SAP provide that amounts deposited in the trust by or on behalf of executive officers are to be immediately and fully vested upon a change of control of the Company. A copy of the SAP is filed herewith as Exhibit 10.10.


ITEM 9.01 -- FINANCIAL STATEMENTS AND EXHIBITS.

(c)        Exhibits

           10.1       Form of Stock Option Agreement.

           10.2       Form of Notice of March 2005 Stock Option Grant.

           10.3       Form of Restricted Stock Agreement.

           10.4       Form of Notice of March 2005 Restricted Stock Award.

           10.5 First form of Notice of Stock Option Grant, dated as of January 5, 2004, between the Company and Steven J. Shulman, Chief Executive Officer of the Company, Rene' Lerer, Chief Operating Officer of the Company, and Mark S. Demilio, Chief Financial Officer of the Company.

           10.6 Second form of Notice of Stock Option Grant, dated as of January 5, 2004, between the Company and Steven J. Shulman, Chief Executive Officer of the Company, Rene' Lerer, Chief Operating Officer of the Company, and Mark S. Demilio, Chief Financial Officer of the Company.

           10.7 Third form of Notice of Stock Option Grant, dated as of January 5, 2004, between the Company and Steven J. Shulman, Chief Executive Officer of the Company, Rene' Lerer, Chief Operating Officer of the Company, and Mark S. Demilio, Chief Financial Officer of the Company.

           10.8 Form of Notice of Restricted Stock Award, dated as of January 5, 2004, between the Company and Steven J. Shulman, Chief Executive Officer of the Company, Rene' Lerer, Chief Operating Officer of the Company and Mark S. Demilio, Chief Financial Officer of the Company.

           10.9 Notice of Restricted Stock Award, dated as of January 5, 2004, between the Company and Steven J. Shulman, Chief Executive Officer of the Company.

           10.10.     Supplemental Accumulation Plan, adopted in 2002.


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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      MAGELLAN HEALTH SERVICES, INC.

                                      By: /s/ Mark S. Demilio
                                          ------------------------------------
                                          Name: Mark S. Demilio
                                          Title: Executive Vice President and
                                                 Chief Financial Officer
Dated:  March 16, 2005


















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
                                  EXHIBIT INDEX


        EXHIBIT NO.                          EXHIBIT
        ----------                           -------


           10.1       Form of Stock Option Agreement.

           10.2       Form of Notice of March 2005 Stock Option Grant.

           10.3       Form of Restricted Stock Agreement.

           10.4       Form of Notice of March 2005 Restricted Stock Award.

           10.5 First form of Notice of Stock Option Grant, dated as of January 5, 2004, between the Company and Steven J. Shulman, Chief Executive Officer of the Company, Rene' Lerer, Chief Operating Officer of the Company, and Mark S. Demilio, Chief Financial Officer of the Company.

           10.6 Second form of Notice of Stock Option Grant, dated as of January 5, 2004, between the Company and Steven J. Shulman, Chief Executive Officer of the Company, Rene' Lerer, Chief Operating Officer of the Company, and Mark S. Demilio, Chief Financial Officer of the Company.

           10.7 Third form of Notice of Stock Option Grant, dated as of January 5, 2004, between the Company and Steven J. Shulman, Chief Executive Officer of the Company, Rene' Lerer, Chief Operating Officer of the Company, and Mark S. Demilio, Chief Financial Officer of the Company.

           10.8 Form of Notice of Restricted Stock Award, dated as of January 5, 2004, between the Company and Steven J. Shulman, Chief Executive Officer of the Company, Rene' Lerer, Chief Operating Officer of the Company and Mark S. Demilio, Chief Financial Officer of the Company.

           10.9 Notice of Restricted Stock Award, dated as of January 5, 2004, between the Company and Steven J. Shulman, Chief Executive Officer of the Company.

           10.10.     Supplemental Accumulation Plan, adopted in 2002.




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